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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 10, 1999
                                                         ---------------

                                Razorfish, Inc.
                                ---------------

            (exact name of registrant as specified in its charter)



         Delaware                         000-25847              13-3804503
         --------                         ---------              ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
 of incorporation)                                           Identification No.)

  107 Grand Street, 3rd Floor, New York, New York                      10013
  -----------------------------------------------                      -----
 (Address of principal executive offices)                            (zip code)

      Registrant's Telephone Number, including Area Code:  (212) 966-5960
                                                           --------------

                                      N/A
                                      ---

         (Former name or former address, if changed since last report)
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Item 1. Changes in Control of Registrant

     Not applicable.

Item 2. Acquisitions or Disposition of Assets

     Not applicable.

Item 3. Bankruptcy or Receivership

     Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5. Other Events

     On August 10, 1999, Razorfish, Inc. issued a press release (which is attached hereto as an Exhibit) announcing that it had signed an Agreement and Plan of Merger with International Integration Incorporated and Ray Merger Sub, Inc., a wholly owned subsidiary of Razorfish, Inc. (the "Agreement and Plan of Merger") pursuant to which International Integration Incorporated will become a wholly owned subsidiary of Razorfish, Inc.

Item 6. Resignation of Registrant's Directors

     Not applicable.

Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired.
               Not applicable.

     (b)  Pro Forma Financial Information.
               Not applicable.

     (c)  Exhibits.

     Item 601(a)
     of Regulation S-K
     Exhibit No.                         Description
     -----------                         -----------

       99 Press release announcing the signing of the Agreement and Plan of Merger, dated August 10, 1999.

                                       2
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Item 8. Change in Fiscal Year

          Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S

          Not applicable.

                                       3
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                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RAZORFISH, INC.
                                 (Registrant)

Dated: August 13, 1999           By:    /s/ Sue Black
                                      ------------------------------
                                      Name:  Sue Black
                                      Title: Chief Financial Officer

                                       4
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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                 Description
-----------                 -----------

99 Press release announcing the signing of the Agreement and Plan of Merger.